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                                 REVOLVING NOTE


$3,500,000                                                        April 23, 1998
                                                                McLean, Virginia

      FOR VALUE RECEIVED, ACE*COMM CORPORATION, a Maryland corporation (the Borrower), hereby promises to pay to the order of CRESTAR BANK, a Virginia banking corporation (the Lender), at Commercial Loan Services, P.O. Box 26202, Richmond, Virginia 23260-6202, or such other location as the holder hereof may in writing designate, the principal sum of THREE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($3,500,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Loan Agreement described below), in lawful money of the United States of America in immediately available funds, on demand, without defense, offset or counterclaim, and to pay interest on the unpaid principal amount of the Loans, at such office, in like money and funds, for the period commencing on the date of each Loan until such Loan shall be paid in full, at the rate per annum and on the dates provided in the Loan Agreement. The Borrower may borrow, prepay without penalty, and reborrow hereunder in accordance with the provisions of the Loan Agreement.

      The Lender is hereby authorized by the Borrower to maintain records of the amount of each Loan made by the Lender, the date such Loan is made, and the amount of each payment or prepayment of principal of such Loan received by the Lender. The Borrower agrees that the amounts so evidenced in such records, absent manifest error, shall constitute conclusive evidence of the amount owed hereunder.

      This Revolving Note is the Revolving Note referred to in the Loan and Security Agreement (as amended, modified or supplemented from time to time, the Loan Agreement), of even date herewith, between the Borrower and the Lender, and evidences Loans made by the Lender thereunder. Capitalized terms used in this Revolving Note have the respective meanings assigned to them in the Loan Agreement.

      Upon the occurrence and continuation of an Event of Default, the principal hereof and accrued interest hereon may be declared to be, or may become, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

      The Borrower, every guarantor and endorser hereof hereby waive presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Revolving Note.

      Upon the occurrence of an Event of Default, the Borrower hereby authorizes any attorney designated by the Lender or any Clerk of any court of record to appear for the Borrower in any court of record and to confess judgment without prior hearing against the Borrower in favor of

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the Lender for and in the amount of the unpaid principal balance hereof, all interest accrued and unpaid thereon, all other amounts payable by the Borrower to the Lender under the terms of this Note or any of the other Loan Documents, costs of suit, and attorneys' fees of $7,500 (if judgment be entered without contest). If confession of judgment is contested, attorneys' fees under this paragraph shall be ten percent (10%) of the unpaid principal balance hereof and interest then due hereunder. The Borrower hereby releases, to the extent permitted by applicable law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which the Borrower may otherwise be entitled under the laws of the United States of America or of any state or possession of the United States of America now in force or which may hereafter be enacted. The authority and power to appear for and enter judgment against the Borrower shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdictions as often as the Lender shall deem necessary or desirable, for all of which this Note shall be a sufficient warrant. Notwithstanding any provision of this paragraph, the Borrower retains its rights pursuant to Maryland Rules of Civil Procedure Rule 2-611.

      This Revolving Note shall be governed by and construed in accordance with the laws of the State of Maryland, without reference to conflict of laws principles.

      IN WITNESS WHEREOF, the Borrower has caused this Revolving Note to be executed by its duly authorized representative as of the day and year first above written.


                                    BORROWER:

                                    ACE*COMM CORPORATION,
                                    a Maryland corporation


                                    By:
                                        --------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------


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